united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered
management investment companies

Investment Company Act file number	811-23711

Lind Capital Partners Municipal Credit Income Fund

(Exact name of registrant as specified in charter)

500 Davis Center Suite 1004 Evanston, IL	60201
(Address of principal executive offices)	(Zip code)

Karen Jacoppo-Wood, Ultimus Fund Solutions, LLC.

225 Pictoria Drive Suite 450, Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-577-1693

Date of fiscal year end:	1/31

Date of reporting period:	7/31/2024

Item 1. Reports to Stockholders.

(a)	Not applicable

(b)

LIND CAPITAL PARTNERS MUNICIPAL CREDIT INCOME FUND

(Symbol: LCPMX)

Semi-Annual Report

July 31, 2024

1-833-615-3031

www.LCPMX.com

Distributed by Ultimus Fund Distributors, LLC

Member FINRA

Lind Capital Partners Municipal Credit Income Fund

PORTFOLIO REVIEW (Unaudited)

July 31, 2024

The Fund’s performance figures(*) for the periods ended July 31, 2024, compared to its benchmark:

	Annualized
	6 Month	1 Year**	5 Year**	Since Inception**
Lind Capital Partners Municipal Credit Income Fund	4.78%	9.19%	2.89%	3.38%
Bloomberg Barclays Municipal High Yield Index^	5.77%	9.38%	3.09%	4.36%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions. Total returns would have been lower had the Adviser not waived its fees or reimbursed other expenses. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Per the fee table in the prospectus dated May 30, 2024 the Fund’s total annual operating expenses are 2.78%. For performance information current to the most recent month-end, please call toll-free 1-833-615-3031 or visit www.LCPMX.com.
**	The Fund acquired all of the assets and liabilities of Backcountry Investment Partners 3 LP (the “Predecessor Fund”) in a tax free reorganization on February 2, 2022. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Fund’s investment objective, policies and guidelines are in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on June 1, 2017. Updated performance information will be available at no cost by calling 1-833-615-3031 or visiting the Fund’s website at www.LCPMX.com.
^	The Bloomberg Barclays Municipal High Yield Index (the “Index”) is market value-weighted and designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issues by U.S. states, the District of Columbia, U.S. territories and local governments or agencies. The Index includes fully tax-exempt investment grade, non-investment grade and non-rated bonds, but does not include defaulted securities. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Portfolio Composition+ as of July 31, 2024:
Municipal Bonds
Wisconsin	15.7%
New Jersey	7.7%
Arizona	7.4%
Michigan	7.0%
Pennsylvania	6.5%
Texas	5.7%
Indiana	5.0%
Florida	4.4%
Vermont	4.3%
Kentucky	3.4%
Other/Short-Term Investments	32.9%
100.0%

+	Based on Total Net Assets as of July 31, 2024

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

Lind Capital Partners Municipal Credit Income Fund

SCHEDULE OF INVESTMENTS (Unaudited)

July 31, 2024

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	MUNICIPAL BONDS — 93.6%
	ALABAMA — 1.0%
245,000	Pell City Square Cooperative District	7.0000	04/01/44	$259,853

	ARIZONA — 7.4%
100,000	Arizona Industrial Development Authority	4.5000	07/15/29	95,836
1,210,000	Arizona Industrial Development Authority	5.6250	10/01/49	1,037,066
150,000	Industrial Development Authority of the County of Pima	5.7500	05/01/50	150,703
100,000	Industrial Development Authority of the County of Pima	6.8750	11/15/52	108,332
245,000	Maricopa County Industrial Development Authority	7.1250	07/01/54	246,502
150,000	Sierra Vista Industrial Development Authority	6.3000	06/15/54	151,427
200,000	Sierra Vista Industrial Development Authority	6.3750	06/15/64	200,881
				1,990,747
	COLORADO — 2.2%
750,000	Colorado Health Facilities Authority	8.0000	08/01/43	613,738

	FLORIDA — 4.4%
340,000	Capital Trust Agency, Inc.	6.0000	07/01/42	277,207
200,000	Capital Trust Agency, Inc.	5.0000	12/15/50	179,251
600,000	Capital Trust Agency, Inc.	6.3750	05/01/53	613,027
93,212	Collier County Industrial Development Authority(a)	8.2500	05/15/49	2,517
405,000	Highlands County Health Facilities Authority(a)	6.0000	04/01/38	106,515
				1,178,517
	GEORGIA — 2.0%
700,000	Fulton County Residential Care Facilities for the	4.0000	04/01/56	543,297

	IDAHO — 0.6%
150,000	Avimor Community Infrastructure District No 1	5.8750	09/01/53	156,356

	ILLINOIS — 2.5%
100,000	City of Evanston IL	4.3750	04/01/41	82,376
150,000	City of Evanston IL	4.6250	04/01/51	118,058
150,000	Illinois Finance Authority	5.0000	05/15/41	143,259
400,000	Illinois Finance Authority	5.0000	05/15/51	358,216
				701,909

See accompanying notes which are an integral part of these financial statements.

Lind Capital Partners Municipal Credit Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

July 31, 2024

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	MUNICIPAL BONDS — 93.6% (Continued)
	INDIANA — 5.0%
1,530,000	City of Anderson IN	6.0000	10/01/42	$1,348,179

	IOWA — 0.7%
190,000	Iowa Higher Education Loan Authority	5.5000	11/01/51	179,496

	KENTUCKY — 3.4%
425,000	Kentucky Economic Development Finance Authority	5.5000	11/15/27	399,751
525,000	Kentucky Economic Development Finance Authority	6.0000	11/15/36	443,368
115,000	Kentucky Economic Development Finance Authority	6.2500	11/15/46	88,646
				931,765
	LOUISIANA — 0.6%
200,000	Louisiana Public Facilities Authority	5.2500	06/01/51	173,653

	MICHIGAN — 7.0%
725,000	Grand Rapids Economic Development Corporation	5.5000	04/01/39	645,090
435,000	Grand Rapids Economic Development Corporation	5.7500	04/01/49	364,833
190,000	Grand Rapids Economic Development Corporation	5.7500	04/01/54	155,421
550,000	Michigan Finance Authority	5.0000	05/01/36	497,578
300,000	Michigan Finance Authority	5.0000	05/01/46	243,770
				1,906,692
	MINNESOTA — 1.1%
330,000	City of Blaine MN	6.1250	07/01/45	214,500
125,000	City of Blaine MN	6.1250	07/01/50	81,250
				295,750
	MONTANA — 0.3%
100,000	County of Gallatin MT	4.0000	10/15/51	72,429

	NEBRASKA — 2.3%
625,000	Douglas County Sanitary & Improvement District No	7.1250	10/15/43	625,405

	NEW HAMPSHIRE — 0.5%
50,000	New Hampshire Business Finance Authority	5.6250	07/01/46	50,110
85,000	New Hampshire Business Finance Authority	5.7500	07/01/54	85,084
				135,194

See accompanying notes which are an integral part of these financial statements.

Lind Capital Partners Municipal Credit Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

July 31, 2024

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	MUNICIPAL BONDS — 93.6% (Continued)
	NEW JERSEY — 7.7%
2,715,000	Middlesex County Improvement Authority(a)	5.0000	01/01/32	$1,729,455
425,000	New Jersey Economic Development Authority	5.7500	07/01/47	391,043
				2,120,498
	NEW YORK — 1.0%
300,000	Ulster County Capital Resource Corporation	5.2500	09/15/42	262,409

	OHIO — 1.6%
150,000	County of Hardin OH	5.5000	05/01/50	142,472
225,000	County of Montgomery OH(a)	6.2500	04/01/49	59,175
250,000	Ohio Housing Finance Agency	6.2500	03/01/26	251,819
				453,466
	OKLAHOMA — 1.6%
440,000	Oklahoma County Finance Authority	6.1250	07/01/48	443,537

	PENNSYLVANIA — 6.5%
370,000	Lehigh County General Purpose Authority	7.0000	06/01/53	404,258
150,000	Philadelphia Authority for Industrial Development	5.6250	08/01/36	153,799
250,000	Philadelphia Authority for Industrial Development	6.3750	06/01/40	250,745
950,000	Philadelphia Authority for Industrial Development	6.5000	06/01/45	952,787
				1,761,589
	PUERTO RICO — 0.0%(b)
6,000	Puerto Rico Sales Tax Financing Corp Sales Tax	4.5360	07/01/53	5,775

	SOUTH CAROLINA — 2.1%
50,000	South Carolina Jobs-Economic Development Authority	5.0000	11/01/42	46,390
500,000	South Carolina Jobs-Economic Development Authority	7.7500	11/15/58	518,997
				565,387
	TENNESSEE — 2.1%
265,000	Shelby County Health Educational & Housing	5.5000	10/01/39	207,357
400,000	Shelby County Health Educational & Housing	5.7500	10/01/49	283,196
100,000	Shelby County Health Educational & Housing	5.7500	10/01/54	68,751
				559,304

See accompanying notes which are an integral part of these financial statements.

Lind Capital Partners Municipal Credit Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

July 31, 2024

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	MUNICIPAL BONDS — 93.6% (Continued)
	TEXAS — 5.7%
40,000	Arlington Higher Education Finance Corporation	6.3750	02/15/52	$40,008
35,000	New Hope Cultural Education Facilities Finance	5.7500	07/15/52	35,104
170,000	Newark Higher Education Finance Corporation	5.7500	08/15/45	171,816
800,000	Port Beaumont Navigation District	8.0000	02/01/39	761,916
215,000	San Antonio Education Facilities Corporation	5.0000	10/01/41	187,546
475,000	San Antonio Education Facilities Corporation	5.0000	10/01/51	388,249
				1,584,639
	UTAH — 1.9%
500,000	Firefly Public Infrastructure District No 1	6.6250	03/01/54	517,139

	VERMONT — 4.3%
775,000	East Central Vermont Telecommunications District	6.1250	12/01/40	775,797
175,000	East Central Vermont Telecommunications District	5.6000	12/01/43	166,847
120,000	East Central Vermont Telecommunications District	6.8750	12/01/46	126,797
140,000	East Central Vermont Telecommunications District	4.5000	12/01/50	105,957
				1,175,398
	VIRGINIA — 1.3%
55,000	James City County Economic Development Authority	6.8750	12/01/58	60,726
175,000	Peninsula Town Center Community Development	5.0000	09/01/45	175,113
120,000	Virginia Beach Development Authority	7.0000	09/01/53	138,064
				373,903
	WASHINGTON — 1.1%
300,000	Washington State Housing Finance Commission	6.0000	07/01/59	305,587

	WISCONSIN — 15.7%
150,000	Public Finance Authority	4.2500	05/01/29	138,926
300,000	Public Finance Authority	5.5000	11/15/32	300,174
100,000	Public Finance Authority	4.6500	12/01/35	86,111
170,000	Public Finance Authority	5.5000	05/01/39	155,515
325,000	Public Finance Authority	5.0000	04/01/47	289,784
515,254	Public Finance Authority	5.7500	12/01/48	433,138
300,000	Public Finance Authority	7.5000	12/01/52	308,166
100,000	Public Finance Authority	6.8750	07/01/53	104,651

See accompanying notes which are an integral part of these financial statements.

Lind Capital Partners Municipal Credit Income Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

July 31, 2024

Principal Amount ($)		Coupon Rate (%)	Maturity	Fair Value
	MUNICIPAL BONDS — 93.6% (Continued)
	WISCONSIN — 15.7% (Continued)
755,000	Public Finance Authority	5.7500	05/01/54	$663,803
675,000	Public Finance Authority	5.0000	01/01/55	650,465
500,000	Public Finance Authority	5.0000	04/01/57	426,817
250,000	Wisconsin Health & Educational Facilities	5.0000	08/01/37	191,408
225,000	Wisconsin Health & Educational Facilities	7.0000	07/01/43	182,525
225,000	Wisconsin Health & Educational Facilities	5.0000	07/01/53	176,863
200,000	Wisconsin Health & Educational Facilities	6.0000	10/01/54	204,253
				4,312,599
	TOTAL MUNICIPAL BONDS (Cost $26,170,757)			25,554,210

Shares
	SHORT-TERM INVESTMENTS — 3.8%
	MONEY MARKET FUNDS - 3.8%
1,034,956	Federated Institutional Tax-Free Cash Trust, 3.50% (Cost $1,034,956)(c)	1,034,956

	TOTAL INVESTMENTS - 97.4% (Cost $27,205,113)	$26,589,166
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.6%	703,826
	NET ASSETS - 100.0%	$27,292,992

(a)	Bonds in default.
(b)	Percentage rounds to less than 0.1%.
(c)	Rate disclosed is the seven day effective yield as of July 31, 2024.

See accompanying notes which are an integral part of these financial statements.

Lind Capital Partners Municipal Credit Income Fund

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

July 31, 2024

ASSETS
Investment securities:
At cost	$27,205,113
At fair value	$26,589,166
Interest receivable	737,712
Receivable for Fund shares sold	13,816
Due from Adviser	14,049
Prepaid expenses	20,578
TOTAL ASSETS	27,375,321

LIABILITIES
Distribution payable	44,161
Payable to related parties	18,853
Other accrued expenses	19,315
TOTAL LIABILITIES	82,329

NET ASSETS	$27,292,992

Net Assets Consist Of:
Paid in capital	$28,341,250
Accumulated deficit	(1,048,258)
NET ASSETS	$27,292,992

Net Asset Value Per Share:
Shares:
Net Assets	$27,292,992
Shares of beneficial interest outstanding ($0 par value. unlimited shares authorized)	3,038,339
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.98

See accompanying notes which are an integral part of these financial statements.

Lind Capital Partners Municipal Credit Income Fund

STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended July 31, 2024

INVESTMENT INCOME
Interest	$739,124
TOTAL INVESTMENT INCOME	739,124

EXPENSES
Investment advisory fees	121,190
Administrative services fees	65,984
Transfer agent fees	31,570
Chief compliance officer fees	21,441
Legal fees	16,216
Trustees fees and expenses	15,876
Registration fees	11,921
Audit fees	11,698
Printing	5,726
Insurance expense	2,686
Custodian fees	2,493
Other expenses	489
TOTAL EXPENSES	307,290

Less: Fees waived/reimbursed by the Adviser	(155,685)

NET EXPENSES	151,605

NET INVESTMENT INCOME	587,519

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments	19,491
Net change in unrealized appreciation on investments	554,150
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	573,641

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,161,160

See accompanying notes which are an integral part of these financial statements.

Lind Capital Partners Municipal Credit Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	July 31, 2024	January 31, 2024
	(Unaudited)
FROM OPERATIONS
Net investment income	$587,519	$1,313,193
Net realized gain (loss) from investments	19,491	(398,063)
Net change in unrealized appreciation on investments	554,150	77,423
Net increase in net assets resulting from operations	1,161,160	992,553

DISTRIBUTIONS TO SHAREHOLDERS
Total distribution paid:	(564,017)	(1,284,017)
Decrease in net assets from distributions to shareholders	(564,017)	(1,284,017)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	4,725,409	8,307,446
Reinvestment of distributions to shareholders	350,495	914,998
Payments for shares redeemed	(1,973,228)	(1,564,793)
Net increase in net assets from shares of beneficial interest	3,102,676	7,657,651

TOTAL INCREASE IN NET ASSETS	3,699,819	7,366,187

NET ASSETS
Beginning of Period	23,593,173	16,226,986
End of Period	$27,292,992	$23,593,173

SHARE ACTIVITY
Shares Sold	533,204	953,885
Shares Reinvested	39,653	105,155
Shares Redeemed	(224,812)	(179,910)
Net increase from share activity	348,045	879,130

See accompanying notes which are an integral part of these financial statements.

Lind Capital Partners Municipal Credit Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year/Period Presented

	Six Months Ended July 31, 2024		Year Ended January 31, 2024	Period Ended January 31, 2023(a)
	(Unaudited)

Net asset value, beginning of year/period	$8.77		$8.96	$10.00

Activity from investment operations:
Net investment income(b)	0.21		0.58	0.41
Net realized and unrealized gain (loss) on investments	0.20		(0.22)	(1.06)
Total from investment operations	0.41		0.36	(0.65)

Less distributions from:
Net investment income	(0.20)		(0.55)	(0.38)
Net realized gains	-		-	(0.01)
Total distributions	(0.20)		(0.55)	(0.39)

Net asset value, end of year/period	$8.98		$8.77	$8.96

Total return(c)	4.78	%(d)	4.22%	(6.51	)%(d)

Net assets, end of year/period (000s)	$27,293		$23,593	$16,227

Ratio of gross expenses to average net assets	2.53	%(e)	2.77%	3.00	%(e)
Ratio of net expenses to average net assets	1.25	%(e)	1.25%	1.25	%(e)
Ratio of net investment income to average net assets	4.84	%(e)	6.63%	4.54	%(e)
Portfolio Turnover Rate	4	%(d)	10%	30	%(d)

(a)	Lind Capital Partners Municipal Credit Income Fund Commencement of operations was February 2, 2022.
(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates. Had the Adviser not waived its fees and reimbursed expenses, total return would have been lower.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

Lind Capital Partners Municipal Credit Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

July 31, 2024

1.	ORGANIZATION

Lind Capital Partners Municipal Credit Income Fund (the “Fund”) was organized as a Delaware statutory trust on May 13, 2021 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The investment objective of the Fund is to generate high current income from investments in municipal securities exempt from federal income tax and capital preservation. Additional return via capital appreciation is a secondary investment objective of the Fund.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation – Pursuant to the valuation procedures approved by the Fund’s Board of Trustees (the “Board”) pursuant to Rule 2a-5 under the 1940 Act, the Fund relies on certain security pricing services to provide the current market value of securities. Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its net asset value (“NAV”), such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by the valuation designee pursuant to Rule 2a-5. Fair valuation may require subjective determinations about the value of a security. Although the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at its direction will accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

There is no single standard for determining fair value of a security. Rather, the valuation designee’s fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes, and as a result, the fair value determined for a security may differ from its actual realizable value or future fair value. As part of its due diligence, the Valuation Designee will attempt to obtain current information on an ongoing basis from market sources or issuers to value all fair valued securities.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Lind Capital Partners Municipal Credit Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

July 31, 2024

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2024 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Municipal Bonds	$-	$25,554,210	$-	$25,554,210
Short-Term Investments	1,034,956	-	-	1,034,956
Total	$1,034,956	$25,554,210	$-	$26,589,166

*	Refer to the Schedule of Investments for state classifications.

The Fund did not hold any Level 3 securities.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method or where applicable, the first call date of the security.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year ended January 31, 2023 and January 31, 2024 or expected to be taken in the Fund’s January 31, 2025 year-end tax returns.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Distributions to Shareholders – Distributions from investment income are declared and recorded on a daily basis and paid monthly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. All

Lind Capital Partners Municipal Credit Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

July 31, 2024

or a portion of a distribution may consist of return of capital, shareholders should not assume that the source of a distribution is net income.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	PRINCIPAL INVESTMENT RISKS

Credit Risk - the risk that the Fund could lose money if the issuer, guarantor, or insurers of a fixed-income security, or the counterparty to a derivative considered primarily speculative regarding the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Municipal Bond Risk - the risk that a Fund may be affected significantly by the economic, regulatory, or political developments affecting the ability of obligors of Municipal Bonds to pay interest or repay principal. The values of Municipal Bonds held by the Fund may be adversely affected by local political and economic conditions and developments. The Fund may make significant investments in a particular segment of the municipal bond market or in the debt of issuers located in the same state or territory. Adverse conditions in such industry or location could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s Adviser than funds that invest in stock or other corporate investments.

Interest Rate Risk - the risk that fixed-income securities will decline in value because of an increase in interest rates. The values of debt instruments, including Municipal Bonds, usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Changes in interest rates will also affect the amount of interest income the fund earns on its floating rate investments.

High Yield Risk - Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. Such bonds are considered predominantly speculative and may be questionable as to principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price. Unrated municipal bonds determined by the Fund’s Adviser to be of comparable quality to rated municipal bonds which the Fund may purchase may pay a higher interest rate than such rated municipal bonds and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated municipal bonds or issuers than rated bonds or issuers.

Liquidity Risk - the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to

Lind Capital Partners Municipal Credit Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

July 31, 2024

accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt performance. The Fund may invest in securities which are, or which become, illiquid. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Lind Capital Partners, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for these services and the related expenses borne by the Adviser, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement (the “Management Fee”). The management fee is calculated and payable monthly in arrears at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (excluding brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs, and other expenses not incurred in the ordinary course of such Fund’s business), to the extent that they exceed 1.25% per annum of the Fund’s average daily net assets of the Fund (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from when they were incurred; and (2) the reimbursement may not be made if it would cause the expense limitation (at the time of waiver/reimbursement or recapture) to be exceeded. The expense limitation will be in effect through May 31, 2025. During the six months ended July 31, 2024, the Adviser waived $155,685. As of July 31, 2024 the cumulative expenses subject to recapture amounted to $645,602, of which $302,063 expires January 31, 2027, $296,039 expires January 31, 2026, and organizational costs of $47,500 expires September 30, 2024.

Ultimus Fund Distributors, LLC (the “Distributor”) acts as the Fund’s distributor and principal underwriter in a continuous public offering of the Fund shares. During the six months ended July 31, 2024, the Distributor received $0 in underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to an administrative servicing agreement with UFS, the Fund pays UFS customary fees based on aggregate net assets of the Fund as described in the servicing agreement for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Fund are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Lind Capital Partners Municipal Credit Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

July 31, 2024

5.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended July 31, 2024, amounted to $3,271,276 and $849,900 respectively.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at July 31, 2024, was as follows:

Cost	Unrealized Appreciation	Unrealized Depreciation	Total Unrealized Appreciation/ Depreciation
$27,134,724	$942,924	$(1,488,482)	$(545,558)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the period/year ended January 31, 2023 and January 31, 2024 were as follows:

	Fiscal Year Ended January 31, 2024	Fiscal Year Ended January 31, 2023
Ordinary Income	$-	$-
Tax-exempt Income	1,284,017	706,063
Long-Term Capital Gain	-	12,785
Return of Capital	-	-
	$1,284,017	$718,848

As of January 31, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Tax-exempt Ordinary Income	Undistributed Ordinary Income	Undistributed Long-Term Gains	Post October Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/ (Accumulated Deficit)
$31,174	$-	$-	$(222,329)	$(323,351)	$(31,187)	$(1,099,708)	$(1,645,401)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized losses and unrealized depreciation is due to book/tax differences in the treatment bond amortization. The difference between book basis and tax basis undistributed net investment income and other book/tax adjustments is primarily attributable to the adjustments for accrued dividends payable.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $222,329.

At January 31, 2024, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total
$150,688	$172,663	$323,351

Lind Capital Partners Municipal Credit Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

July 31, 2024

Permanent book and tax differences, primarily attributable to tax adjustments for the tax gain/loss due to the Fund’s conversion, resulted in reclassifications for the Fund for the fiscal year ended January 31, 2024, as follows:

Paid Capital	Accumulated Earnings
$(655,889)	$655,889

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of the control of the Fund, under section 2[a] 9 of the Act. As of July 31, 2024, Charles Schwab held 25.99% of the voting securities of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned by Charles Schwab are also beneficially owned by Charles Schwab.

9.	REPURCHASE OFFERS

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, it intends to conduct quarterly repurchase offers of the outstanding shares at NAV, subject to approval of the Board. In each quarter, such repurchase offers will be at least 5% of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding shares under ordinary circumstances. If shareholders tender for repurchase more than 5% of the outstanding shares (the “Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the repurchase request deadline, the Fund will repurchase shares pro rata based upon the number of shares tendered by each shareholder. Repurchase offers and the need to fund repurchase obligations may affect the Fund’s ability to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments.

During the six months ended July 31, 2024, the Fund completed two quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the repurchase pricing dates. The results of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	February 1, 2024	May 1, 2024
Repurchase Request Deadline	February 26, 2024	May 28, 2024
Repurchase Pricing Date	February 26, 2024	May 28, 2024
Net Asset Value as of Repurchase Offer Date	$8.78	$8.76
Amount Repurchased	$1,697,326	$275,903
Percentage of Outstanding Shares Repurchased	7.00%	1.13%

Lind Capital Partners Municipal Credit Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

July 31, 2024

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that the below events or transactions occurred requiring adjustment or disclosure in the financial statements.

Subsequent to period end the Fund completed a quarterly repurchase offer. The results of this repurchase offer was as follows:

Repurchase Offer
Commencement Date	August 1, 2024
Repurchase Request Deadline	August 23, 2024
Repurchase Pricing Date	August 23, 2024
Net Asset Value as of Repurchase Offer Date	$8.92
Amount Repurchased	$20,022
Percentage of Outstanding Shares Repurchased	0.07%

Lind Capital Partners Municipal Credit Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

July 31, 2024

LIND CAPITAL PARTNERS MUNICIPAL CREDIT INCOME FUND DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Semi-Annual Report – Unaudited)

The Board, including those Trustees who were determined not to be “interested persons” (the “Independent Trustees”) of the Fund, as such term is defined under Section 2(a)(19) of the 1940 Act, voting separately, reviewed and approved the renewal of the Fund’s Investment Advisory Agreement with the Adviser dated December 1, 2021, for an additional year (the “Advisory Agreement”). The Board unanimously approved the Advisory Agreement at a meeting held on March 21, 2024, where all Trustees were present (the “Meeting”).

The Trustees, including the Independent Trustees, considered a variety of factors. In assessing these factors and reaching its decisions, the Board took into consideration information furnished for its review and consideration throughout the year at regular Board meetings, as well as information prepared or presented in connection with the annual renewal process, including information in the Adviser’s presentation in the Meeting. The Board requested, and was provided with, information and reports relevant to the annual renewal of the Advisory Agreement, including: (i) reports regarding the services and support provided by the Adviser to the Fund and its shareholders; (ii) quarterly assessments of the investment performance of the Fund; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the Adviser addressing its investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Fund and the Adviser; (vi) disclosure information contained in the registration statement of the Fund; and (vii) a memorandum from Fund counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of the Fund’s expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; and (iii) benefits to be realized by the Adviser from its relationship with the Fund. In addition, the Board had an extensive discussion with representatives from the Adviser and Fund counsel regarding the matters discussed below.

Lind Capital Partners Municipal Credit Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

July 31, 2024

The nature, extent, and quality of the services provided by the Adviser to the Fund. The Board reviewed the services provided by the Adviser to the Fund, including, without limitation, its investment advisory services since the Fund’s inception; compliance and operational procedures and practices; efforts to promote the Fund and assist in its distribution; key personnel and support staff; and management of the Fund’s daily operations. The Board noted the need to conduct credit quality, ongoing credit surveillance, and other analysis on the Fund’s portfolio positions, and the Adviser’s expertise and industry experience in conducting such analysis. The Board also noted the Adviser’s services on credit committees related to certain portfolio positions. After reviewing the foregoing and further information, the Board concluded that the nature, extent, and quality of the services provided by the Adviser to the Fund were satisfactory and adequate.

The investment performance of the Fund and the Adviser. The Board compared the performance of the Fund that of its benchmark, investment category, and peer group for the periods ended February 29, 2024. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. The Board noted that the Fund had underperformed its benchmark for the year, but had overperformed for the three- and five-years, each ended February 29, 2024. The Board further noted that the Fund’s performance for the five-year period was in line with its benchmark. The Board also noted that the Fund outperformed its peer group’s average performance for the three- and five-year periods and its category for the one-, three-, and five-years ended February 29, 2024. Following a discussion of the Fund’s investment performance, the Adviser’s experience in managing the strategy, and other factors, the Board concluded that the Fund’s investment performance is satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Fund. The Board considered the following: (i) the Adviser’s staffing; (ii) its methods of operating; (iii) the education and experience of its personnel; (iv) its compliance program; (v) its financial condition and the level of commitment to the Fund and, generally, the Adviser’s advisory business; (vi) the asset levels of the Fund; (vii) the overall expenses of the Fund, including the advisory fee; and (viii) the differences in fees and services to the Adviser’s other similar clients. The Board compared the Fund’s advisory fee and overall expense ratio to its respective peer group and the fees charged to the Adviser’s other client accounts.

In considering the comparison in fees and expense ratios between the Fund and other comparable funds, the Board looked at the differences in the types of funds being compared, the style of investment management, the size of the funds, and the nature of the investment strategies. For the Fund, the Board noted that the 1.00% management fee was higher than the

Lind Capital Partners Municipal Credit Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

July 31, 2024

average for the Fund’s peer group and its 1.25% net expense ratio was below the average but above median of the peer group. The Board considered the Adviser’s statement that the Fund’s peer group included funds with significantly larger net assets, which allow their management fees and overall expense ratios to be reduced beyond what is currently feasible for the Fund given its size. The Board considered its discussion with the Adviser regarding the expense limitation agreement between the Fund and the Adviser (the “ELA”) and considered the Adviser’s past fee reductions and expense reimbursements for the Fund. The Board further considered the Adviser’s willingness to continue the ELA through at least May 31, 2025, which benefits the Fund’s shareholders immediately. The Board also considered the benefits for the Adviser in managing the Fund, including promoting the Adviser’s name.

The Board also compared the fees paid by the Fund to those paid by other clients of the Adviser and considered the similarities and differences in services received by such other clients compared to those received by the Fund. The Board noted that the Adviser does not manage any other pooled investment vehicles and that the fee structures applicable to its separately managed accounts were not indicative of any unreasonableness concerning the advisory fees payable by the Fund. The Board further considered the investment strategy and style used by the Adviser in managing the Fund. Following these comparisons and considerations, and upon further discussion of the preceding, the Board determined that the Fund’s management fee and net expense ratio were within a reasonable range and concluded that the advisory fees paid to the Adviser by the Fund are fair and reasonable.

The Board then reviewed the information provided by the Adviser regarding its profitability in managing the Fund. The Board noted that currently, the Fund is not profitable to the Adviser, but that it is committed to maintaining and growing the Fund’s assets. Based on the information provided by the Adviser, the Board concluded that the profits realized by the Adviser from its relationship with the Fund, if any, were reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board considered that the Fund’s fee arrangements with the Adviser involve both the advisory fee and the ELA. The Board determined that, while the advisory fee remained the same as asset levels increased, the shareholders of the Fund have experienced, and will experience, benefits from the ELA. Following further discussion of the Fund’s asset levels, expectations for asset growth, and level of fees, the Board determined that the fee arrangements with the Adviser are fair and reasonable considering the nature and quality of services being provided by the Adviser.

Lind Capital Partners Municipal Credit Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

July 31, 2024

Possible conflicts of interest and benefits derived by the Adviser. The Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Fund; the fact that the Adviser does not utilize soft dollars; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of the Adviser’s Code of Ethics. The Board considered the potential for conflicts of interest from the Adviser’s management of separate accounts that invest in similar securities. The Board noted the Adviser’s established controls to address such conflicts. Based on the preceding, the Board determined that the Adviser’s standards and practices for identifying and mitigating possible conflicts of interest were satisfactory.

After reviewing the above factors and other factors, such as the Adviser’s trading practices and possible conflicts of interest, the Board determined that it had received enough information from the Adviser to evaluate the terms of the Advisory Agreement. After considering all the information presented to the Board at this Meeting and prior meetings, the Board unanimously concluded that the approval of the renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders. The Board did not identify any information that was most relevant to its consideration to approve the Advisory Agreement, and each Trustee may have afforded different weights to the various factors.

PRIVACY NOTICE

Lind Capital Partners

FACTS	WHAT DOES LIND CAPITAL PARTNERS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service that you have with us. This information can include:
● social security number and wire transfer instructions
● account transactions and transaction history
● investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lind Capital Partners chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Lind Capital Partners share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes - to offer our products and services to you.	No	We don’t share
For joint marketing with other financial companies.	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	No	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

QUESTIONS?	Call 1-312-361-3446

PRIVACY NOTICE

Lind Capital Partners

What we do:
How does Lind Capital Partners protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Lind Capital Partners collect my personal information?	We collect your personal information, for example, when you
	●	open an account or deposit money
	●	direct us to buy securities or direct us to sell your securities
	●	seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
	●	sharing for affiliates’ everyday business purposes – information about your creditworthiness.
	●	affiliates from using your information to market to you.
	●	sharing for nonaffiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	●	Lind Capital Partners does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	●	Lind Capital Partners does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	●	Lind Capital Partners isn’t joint market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-833-615-3031 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-833-615-3031.

Investment Adviser

Lind Capital Partners, LLC

500 Davis Center, Suite 1004

Evanston, Illinois 60201

Administrator

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Lind-SAR24

Item 2. Code of Ethics.

Not applicable for semi-annual reports

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 1 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not Applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 1

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1)	Not applicable

(a)(2)	Not applicable

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4)	Not applicable

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Lind Capital Partners Municipal Credit Income Fund

By	(Signature and Title)
/s/ J.Robert Lind
J. Robert Lind, Principal Executive Officer/President

Date	10/3/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)
/s/ Erik Naviloff
Erik Naviloff, Principal Financial Officer/Treasurer

Date	10/3/2024